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[CRESTLINE CAPITAL LOGO APPEARS HERE]


                                                                   PRESS RELEASE

                                                           For Immediate Release
                                       Contacts:     Larry Harvey (240) 694-2013
                                                 Darryl Edelstein (240) 694-2012


                     CRESTLINE CAPITAL SHAREHOLDERS APPROVE
                     THE SALE OF ITS SENIOR LIVING BUSINESS

         Bethesda, MD - December 13, 2001 -- Crestline Capital Corporation (NYSE: CLJ) announced that its shareholders have approved the sale of the Company's senior living business. The sale was approved by approximately 80 percent of the Company's shares outstanding and entitled to vote at the special meeting of shareholders that was held today. The affirmative vote of at least two-thirds of all votes entitled to be cast was required to approve the proposed sale of its 31 senior living communities to Senior Housing Properties Trust (NYSE: SNH). The Company anticipates the closing will occur in January 2002.

About the companies

              Crestline Capital Corporation is the parent company of Crestline Hotels & Resorts, among the nation's leading independent hotel management companies, and is the owner of one of the nation's premier senior living community and hotel portfolios. Additional information about Crestline Capital Corporation is available at the company's web site: www.crestlinecapital.com
                                                    ------------------------

         Crestline Hotels & Resorts manages and leases 37 hotels, resorts and conference and convention centers with approximately 7,000 rooms in twelve states and the District of Columbia. Crestline Hotels & Resorts manages properties independently and under such well-regarded brands as Marriott, Hyatt, Hilton, Sheraton, Renaissance and Crowne Plaza. Additional information about the hotel management company is available at the company's web site: www.crestlinehotels.com
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           6600 ROCKLEDGE DRIVE, SUITE 600, BETHESDA, MARYLAND 20817
             240-694-2000 FAX 240-694-2099 www.crestlinecapital.com



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[CRESTLINE CAPITAL LOGO APPEARS HERE]


                                                                   PRESS RELEASE

Note: Certain matters discussed herein are forward-looking statements within the meaning of the Private Litigation Reform Act of 1995. Certain, but not necessarily all, of such statements can be identified by the use of forward-looking terminology, such as "believes," "expects," "may," "will," "should," "estimates" or "anticipates" or the negative thereof or comparable terminology. All forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual transactions, results, performance or achievements of the Company to be materially different from any future transactions, results, performance or achievements expressed or implied by such forward-looking statements. These may include: (i) national and local economic and business conditions or governmental regulations that will affect demand, prices, wages or other costs for hotels and senior living communities; (ii) the level of rates and occupancy that can be achieved by such properties; (iii) the Company's ability to compete effectively in areas such as access, location, quality of properties and rate structures; (iv) the ability to maintain the properties in a first-class manner (including meeting capital expenditure requirements); (v) the availability and terms of financing; (vi) governmental actions and initiatives including the REIT Modernization Act; and
(vii) changes to the public pay systems for medical care and the need for compliance with environmental licensure and safety requirements; (viii) the ability to close the sale of the senior living business; and (ix) the ability to find available acquisitions and investment opportunities. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions and business opportunities, it can give no assurance that its expectations will be attained or that any deviations will not be material. The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances.














           6600 ROCKLEDGE DRIVE, SUITE 600, BETHESDA, MARYLAND 20817
             240-694-2000 FAX 240-694-2099 www.crestlinecapital.com